SUMMARY PROSPECTUS
PRUIX
May 1, 2016

T. Rowe Price Equity Index 500 Fund—I Class

An index fund seeking to match the performance of the S&P 500, an index consisting of primarily large-cap U.S. stocks. This class is generally available only to financial intermediaries and other institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2016, and Statement of Additional Information, dated May 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s I Class

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	0.50%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.10%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.07%[a]

Total annual fund operating expenses	0.17%

Fee waiver/expense reimbursement	(0.02)%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.15%

a Through April 30, 2018, T. Rowe Price Associates, Inc. has agreed to pay the operating expenses of the fund’s I Class excluding management fees interest; expenses related to borrowings, taxes and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T.  Rowe Price Associates, Inc. by the fund or class whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years after the payment of the I Class Operating Expenses or if such reimbursement would cause the fund’s I Class Operating Expenses to exceed 0.05%. The agreement may be terminated at any time beyond April 30, 2018, with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$15	$51	$92	$213

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Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period August 28, 2015 through December 31, 2015, the fund’s portfolio turnover rate was 10.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund attempts to match the investment return of large-capitalization U.S. stocks by seeking to match the performance of its benchmark index, the S&P 500 Index. The fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500 and seeking to maintain holdings of each stock in proportion to its weight in the index.

The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. (Market capitalization is the number of a company’s outstanding shares multiplied by the market price per share.)

S&P Dow Jones Indices LLC (“SPDJI”) constructs the benchmark index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. SPDJI weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks that are included in its benchmark index. T. Rowe Price compares the composition of the fund to that of the index. If a material misweighting develops, the portfolio managers seek to rebalance the portfolio in an effort to realign it with its index.

While most assets will be invested in common stocks, the fund may also purchase stock index futures contracts. Futures would typically be used to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks represented in the fund’s benchmark index. In addition, the fund lends its portfolio securities as a means of generating additional income.

While there is no guarantee, the correlation between the fund and its benchmark index is expected to be at least 0.95. A correlation of 1.00 indicates that the returns of the fund and the index will always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean price movements in the fund are unrelated to price movements in the index.

The fund may sell securities to better align its portfolio with the characteristics of its benchmark index or to satisfy redemption requests. The fund will generally seek to

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sell securities that have been removed from the benchmark index within a reasonable timeframe taking into consideration market conditions.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Market capitalization risk Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Index investing risk Because the fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the fund’s performance may lag the performance of actively managed funds.

Tracking error The returns of the fund are expected to be slightly below the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its benchmark index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares.

Futures risk The fund’s use of stock index futures exposes it to potential volatility and losses in excess of direct investments in the contract’s underlying assets. The values of the fund’s positions in stock index futures tend to fluctuate in response to changes in the value of the underlying index, which exposes the fund to the risk that the underlying index will not move in a direction that is favorable to the fund. While the value of a stock index futures contract tends to correlate with the value of the underlying index, differences between the futures market and the value of the underlying index may result in an imperfect correlation. Since losses could result from market movement, the fund may need to sell other portfolio securities at disadvantageous times in order to meet daily margin requirements. The futures markets may experience reduced liquidity, which could result in losses to the fund and cause the fund to be unable to settle its futures positions.

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Performance The Equity Index 500 Fund—I Class incepted on August 28, 2015, and does not have a full calendar year of performance history. Performance for the class will be presented after the class has been in operation for one full calendar year. As a point of comparison, however, the following bar chart and table show calendar year returns and average annual total returns for the existing Investor Class of the Equity Index 500 Fund (“Investor Class”). Because the Equity Index 500 Fund—I Class is expected to have lower expenses than the Investor Class, its performance, had it existed over the periods shown, would have been higher. The Investor Class and the Equity Index 500 Fund—I Class share the same portfolio. The bar chart and table provide some indication of the risks of investing in the fund by showing how much returns can differ from year to year and how the Investor Class’ average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of one or more other comparative indexes that have investment characteristics similar to those of the fund.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted for the Investor Class.

Performance information represents only past performance (before and after taxes) and does not necessarily indicate future results.

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement

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account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Equity Index 500 Fund
Returns before taxes	1.11%	12.27%	7.04%
Returns after taxes on distributions	0.62	11.84	6.69
Returns after taxes on distributions
and sale of fund shares	1.02	9.80	5.69
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38	12.57	7.31

Current performance information may be obtained through troweprice.com or by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ken D. Uematsu	Chairman of Investment Advisory Committee	2008	1997

Purchase and Sale of Fund Shares

The fund’s I Class generally requires a $1,000,000 minimum initial investment, although the minimum may be waived for certain accounts, such as retirement plans and financial intermediaries maintaining omnibus accounts. There is no minimum for subsequent purchases. If you hold shares through a retirement plan or financial intermediary, different investment minimums may apply to your account.

You may purchase, redeem, or exchange shares of the fund at any time by written request or by calling 1-800-638-8790 on any day the New York Stock Exchange is open for business. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its investment adviser do not pay broker-dealers or other financial intermediaries for sales or related services of the fund’s I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	R528-045 5/1/16